EXHIBIT 10-D-5.1











                                                   Amendment

                                                      to

                                              Operating Agreement

                                                      of

                                         Pine Needle LNG Company, LLC


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                                                   Amendment
                                                      to
                                              Operating Agreement
                                                      of
                                         Pine Needle LNG Company, LLC

      The Amendment to the Operating Agreement of Pine Needle LNG Company, LLC is made and entered into by and among Pine Needle LNG Company, LLC, a North Carolina limited liability company ("Pine Needle"), Pine Needle Operating Company, a Delaware corporation (the "Operator"), Hess LNG Company, a Delaware corporation ("Hess"), NCNG Energy Corporation, a North Carolina corporation ("NCNG Energy"), Piedmont Interstate Pipeline Company, a North Carolina corporation ("Piedmont Interstate"), PSNC Blue Ridge Corporation, a North Carolina corporation ("PSNC Blue Ridge"), TransCarolina LNG Company, a Delaware corporation ("TransCarolina"), and the Municipal Gas Authority of Georgia, a public body corporate and politic, a public corporation and an instumentality of the State of Georgia ("MGAG"), effective as of the 1st day of October, 1995;

                                                  WITNESSETH

      WHEREAS, Pine Needle was organized as a limited liability company under the laws of the State of North Carolina upon the filing of the Articles of Organization of Pine Needle LNG Company, LLC (the "Articles of Organization") with the Secretary of State of North Carolina on August 8, 1995 (the "Organization Date"); and

      WHEREAS, Pine Needle will be operated pursuant to the Operating Agreement of Pine Needle LNG Company, LLC dated as of August 8, 1995 (the "Operating Agreement"); and

      WHEREAS, the Operating Agreement provides that Pine Needle is formed for the purpose of planning, designing, developing, constructing, owning and providing for the operation and maintenance of certain facilities to be located in Guilford County, North Carolina, for the receipt, liquefaction, storage, vaporization and delivery of natural gas or liquefied natural gas and to conduct such business activities that are necessary or incidental in connection therewith; and

      WHEREAS, Pine Needle and the Operator entered into the Construction, Operation and Maintenance Agreement by and between Pine Needle Operating Company and Pine Needle LNG Company, LLC dated August 8, 1995 (the "CO&M Agreement"); and

      WHEREAS, 50% of the Membership Interests (as defined in the Operating Agreement) of Pine Needle is owned by TransCarolina and 50% of the Membership Interests is owned by Piedmont Interstate; and



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      WHEREAS,  Hess has obtained from Piedmont Interstate an option to purchase from Piedmont Interstate a 5% Membership Interest in Pine Needle and desires to exercise that option; and

      WHEREAS, MGAG desires to purchase a 3% Membership Interest in Pine Needle; NCNG Energy desires to purchase a 5% Membership Interest in Pine Needle; and PSNC Blue Ridge desires to purchase a 17% Membership Interest in Pine Needle; and

      WHEREAS, pursuant to Article 3 of the Operating Agreement, Piedmont Interstate and TransCarolina have unanimously voted for Pine Needle to issue Membership Interests to Hess, MGAG, NCNG Energy and PSNC Blue Ridge (the "New Members") in the amounts requested and to admit the New Members as Members of Pine Needle; and

      WHEREAS, the parties desire to execute this Amendment to set forth the terms upon which the New Members will be admitted as Members of Pine Needle.

      NOW, THEREFORE, in consideration of the premises, the parties agree as follows:

      1. Definitions. Unless otherwise specifically provided in this Amendment, the definitions used in the Operating Agreement shall have the same meanings in this Amendment.

      2. Admission of New Members. Subject to the terms and conditions set forth in this Amendment and pursuant to Section 3.3 of the Operating Agreement, the New Members shall be admitted as Members of Pine Needle effective October 1, 1995, at which time the Sharing Ratios and Commitments of the Members shall be as follows:


Member                                       Commitment       Sharing Ratio
TransCarolina                               $18,725,000            35%
Piedmont Interstate                         $18,725,000            35%
PSNC Blue Ridge                              $9,095,000            17%
Hess                                         $2,675,000             5%
NCNG Energy                                  $2,675,000             5%
MGAG                                         $1,605,000             3%

     3. Contributions and Advances by Initial Members. The parties acknowledge and agree that as of the date of this Amendment, the Initial Members have contributed the following amounts to Pine Needle:

TransCarolina                  $1,457,954.68
Piedmont Interstate            $2,500,000.00


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     4.  Contributions  and  Advances by New  Members.  Upon  execution  of this
Amendment, each of the New Members shall contribute to Pine Needle the amount set forth below:

PSNC Blue Ridge                  $708,149.42
NCNG Energy                      $208,279.24
Hess                             $208,279.24
MGAG                             $124,967.54

     5. Additional Contributions and Advances. Additional contributions and advances shall be made as provided in Article 5 of the Operating Agreement.

      6. Amendment of Specific Provisions of Operating Agreement. The Operating Agreement is amended as follows:

     (a) Section 3.2.6 of the Operating Agreement is amended to read as follows:

      "3.2.6 If a Member shall cease to be controlled directly or indirectly by the same Persons who control it as of the date of that Member's admission to the Company, the Member shall provide written notice thereof to the other Members. On or before the expiration of 30 days after such notice is received by the other Members, such other Members shall have the option to buy that
               Member's Membership Interest at a purchase price equal to the balance in that Member's Capital Account on the date the option is exercised. If more than one of such other Members wishes to exercise such option, they shall exercise such option on the same date and share in such purchase on a pro rata basis based on their respective Sharing Ratios. This paragraph shall not apply to a change in control that results from the merger or consolidation of the corporation which directly or indirectly controls a Member ("Parent Corporation") with another corporation or the sale of all or substantially all of the assets of a Member's Parent Corporation if, in each such case, (a) the Parent Corporation shall not have been formed for the principal purpose of directly or indirectly controlling the Member, and (b) either
               (i) such Parent Corporation shall be the continuing corporation and shall continue to directly or indirectly control the Member, or (ii) the successor corporation (if other than the Parent Corporation of the Member) shall be a corporation organized and existing under the laws of the United States of America or a state thereof or the District of Columbia and such successor corporation shall continue to be in substantially the same business as the Parent Corporation. This Section 3.2.6 is intended to prohibit any kind of financing or corporate structure techniques designed to avoid the reach of the right of first refusal provisions of Section 3.2 of this Agreement."

      (b) Section 3.2.7 of the Operating Agreement is amended to replace the phrase "Except as provided in Section 3.2.2, any" in the fifth line thereof with the word "Any".


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      (c)  Section  5.2.1 of the  Operating  Agreement  is amended to change the phrase "Section 5.1 or 5.4" in the first line thereof to "Section 5.1, 5.2.3 or 5.4" .

      (d) Section 5.2.2 (b) of the Operating Agreement is amended to change "Section 5.1 or 5.4" in the third line thereof to "Section 5.1, 5.2.3 or 5.4" .

      (e)  Section 5.2.3 is amended to read as follows:

      "5.2.3 Each Member agrees that it shall make payments of its respective Capital Contributions in accordance with requests issued pursuant to Section 5.2.1 and Section 5.2.2; provided, however, that a Member may elect not to make Capital Contributions or Loans under Section 5.3 with respect to a change in the size, design or location of the Facilities if such change would increase the Member's Commitment as set forth in Paragraph 2 of the Amendment to Operating Agreement effective October 1, 1995 by more than 25% (a "Material Change") or with respect to a Modification if it (i) does not vote for the Material Change or Modification, as the case may be, and (ii) provides written notice to all other Members within ten (10) days of a vote for a Material Change or a vote under Section 4.2.2 to proceed with a Modification, as the case may be, that it does not wish to make Capital Contributions or Loans with respect to such Material Change or Modification. In the event the Company proceeds with a Material Change or Modification after one or more Members elect not to make Capital Contributions or Loans with respect thereto, the Sharing Ratios and Capital Accounts of all Members shall be adjusted to reflect the respective Capital Contributions or Loans of all Members."

      (f) Section 7.1.4(a) of the Operating Agreement is amended to change the phrase "$4.85 per Mcf" in the eighth line thereof to "a monthly demand charge of $4.85 per Mcf".

     7. Ratification of Operating Agreement and CO&M Agreement. Each of the New Members hereby ratifies the Operating Agreement, as amended hereby, and the CO&M Agreement and agrees to be bound by the terms and provisions thereof.

      8. Representations and Warranties of New Members. Without limiting the provisions of Paragraph 7 above, each of the New Members represents and warrants that;

      (a) As provided in Section 3.2.2 of the Operating Agreement, it will not have an interest in any project intended to directly compete with the liquefied natural gas business of the Company;

      (b) The representations and warranties in Sections 4.4 and 4.5 of the Operating Agreement are true and correct with respect to it;

      (c) It has received a copy of, reviewed, been provided an opportunity to ask questions with respect to and understands each of the following documents:



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                  (i)   Articles of Organization,
                  (ii)  Operating Agreement,
                  (iii) CO&M Agreement, and
                  (iv) Unaudited financial statements of Pine Needle as of August 31, 1995;

      (d) It understands the nature of the business and the risks associated with businesses in which Pine Needle intends to engage as set forth in the Operating Agreement;

      (e) It understands that Pine Needle intends to make substantial expenditures prior to the receipt and acceptance of the FERC Certificate and other required Authorizations and that these expenditures may not be recoverable if the FERC Certificate and other required Authorizations are not received and accepted; and

      (f) It understands that its ability to dispose of its Membership Interest is limited by the Operating Agreement, that there may not be a market for any such disposition and that it may have to hold its Membership Interest and be subject to the terms and conditions of the Operating Agreement for an indefinite period of time.

      9. Waiver of Sections 3.2.8 and 3.2.9 of the Operating Agreement. Each party to this Amendment acknowledges that it has read, understands and agrees to waive the provisions of Sections 3.2.8 and 3.2.9 of the Operating Agreement to the extent that such provisions are not complied with by this Amendment.

      10. Notice Address of Members. The Notice Address of each Member is as set forth below:

      Hess LNG Company

   If by mail:                 Hess LNG Company
                               1185 Avenue of the Americas
                               New York, NY 10036
                               Attn: J. B. Collins, Executive Vice President
                                      and General Counsel

   If by hand delivery:        Hess LNG Company
                               1185 Avenue of the Americas
                               New York, NY 10036
                               Attn: J. B. Collins, Executive Vice President
                                      and General Counsel

            If by telephone:                          (212) 536-8576

            If by facsimile transmission:             (212) 536-8339



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      The Municipal Gas Authority of Georgia

            If by mail: The Municipal Gas Authority of Georgia
                        104 Town Park Drive
                        Kennesaw, Georgia 30144
                        Attn: Arthur C. Corbin, President

            If by hand delivery:
                        The Municipal Gas Authority of Georgia
                        104 Town Park Drive
                        Kennesaw, Georgia 30144
                        Attn: Arthur C. Corbin, President

            If by telephone:                          (770) 590-1000

            If by facsimile transmission:             (770) 425-3372


      NCNG Energy Corporation

        If by mail:            NCNG Energy Corporation
                               P.O. Box 909
                               Fayetteville, North Carolina 28302-0909
                               Attn: Calvin B. Wells, President

        If by hand delivery:   NCNG Energy Corporation
                               150 Rowan Street
                               Fayetteville, North Carolina 28301
                               Attn: Calvin B. Wells, President

            If by telephone:                          (910) 483-0315

            If by facsimile transmission:             (910) 323-6390


      Piedmont Interstate Pipeline Company

    If by mail:            Piedmont Interstate Pipeline Company
                           P.O. Box 33068
                           Charlotte, NC 28233
                           Attn: Thomas Skains, Vice President

    If by hand delivery:   Piedmont Interstate Pipeline Company
                           1915 Rexford Road


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                           Charlotte, NC 28211
                           Attn: Thomas Skains, Vice President

            If by telephone:                          (704) 364-3120

            If by facsimile transmission:             (704) 364-8320


      PSNC Blue Ridge Corporation

            If by mail:             PSNC Blue Ridge Corporation
                                    P.O. Box 1398
                                    Gastonia, NC 28053-1398
                                    Attn: Frankin H. Yoho, Vice President

            If by hand delivery:    PSNC Blue Ridge Corporation
                                    400 Cox Road
                                    Gastonia, NC 28054
                                    Attn: Franklin H. Yoho, Vice President

            If by telephone:                          (704) 864-6731

            If by facsimile transmission:             (704) 834-6548


      TransCarolina LNG Company

            If by mail:            TransCarolina LNG Company
                                   P. O. Box 1396
                                   Houston, Texas 77251-1396
                                   Attn: Frank J. Ferazzi, Vice President

            If by hand delivery:   TransCarolina LNG Company
                                   2800 Post Oak Boulevard
                                   Houston, Texas 77056
                                   Attn: Frank J. Ferazzi, Vice President

            If by telephone:                          (713) 439-3482

            If by facsimile transmission:             (713) 439-4269

      11. Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


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      12. Waiver.  No waiver by any party of any default by another party in the performance of any provision, condition or requirement herein shall be deemed to be a waiver of, or in any manner release the other party from, performance of any other provision, condition or requirement herein, nor shall such waiver be deemed to be a waiver of, or in any manner a release of, the other party from future performance of the same provision, condition or requirement. Any delay or omission of either party to exercise any right hereunder shall not impair the exercise of any such right, or any like right, accruing to it thereafter.

      13. Assignability; Successors. Any attempt by a party to assign this Amendment without the written consent of all of the other parties shall be null and void.

      14. Third Persons. Except as expressly provided in this Amendment, nothing herein expressed or implied is intended or shall be construed to confer upon or to give any person not a party hereto any rights, remedies or obligations under or by reason of this Amendment.

      15. Laws and Regulatory Bodies. This Amendment and the obligations of the Parties hereunder are subject to all applicable laws, rules, orders and regulations of Governmental Authorities having jurisdiction, and to the extent of conflict, such laws, rules, orders and regulations of governmental authorities having jurisdiction shall control.

      16. Paragraph Numbers; Headings. Unless otherwise indicated, references to paragraph numbers are to paragraphs of this Amendment. Headings and captions are for reference purposes only and shall not affect the meaning or interpretation of this Amendment.

      17. Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of that provision in any other jurisdiction.

      18. Further Assurances. Each party agrees to execute and deliver all such other and additional instruments and documents and to do such other acts and things as may be reasonably necessary more fully to effectuate the terms and provisions of this Amendment.

      IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized representatives as of the date first above written.

                                          HESS LNG COMPANY


                    By: ____________________________________
                        Vice President


                     THE MUNICIPAL GAS AUTHORITY OF GEORGIA


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                    By: ____________________________________
                        President and General Manager


                      NCNG ENERGY CORPORATION


                    By: _____________________________________
                         Vice President


                      PIEDMONT INTERSTATE PIPELINE COMPANY


                    By: ____________________________________
                        Vice President


                       PSNC BLUE RIDGE CORPORATION.


                    By: ____________________________________
                        Vice President


                        TRANSCAROLINA LNG COMPANY


                    By: ____________________________________
                        Vice President


                        PINE NEEDLE LNG COMPANY, LLC By each of its Members:


                     By: __________________________________
                         Frank J. Ferazzi
                         Vice President
                         TransCarolina LNG Company


                    By: ____________________________________
                        Thomas Skains
                        Vice President


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                        Piedmont Interstate Pipeline Company


                        PINE NEEDLE OPERATING COMPANY


                      By:__________________________________



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